Exhibit 99.1

REITWeek 2013 June 2013

Disclosures regarding forward looking statements This presentation includes forward-looking statements about us, our properties and our business strategies.  We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements.  Among the factors about which we have made assumptions are:   risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of our business and the financial condition of our tenants; the value of our real estate assets, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; the extent of any tenant bankruptcies or of any early lease terminations;  our ability to lease or re-lease space at current or anticipated rents;  changes in the supply of and demand for our properties;  changes in interest rate levels and volatility in the securities markets;   changes in operating costs;  our ability to obtain adequate insurance, including coverage for terrorist acts;  the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and our future interest expense;  changes in governmental regulation, tax rates and similar matters; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see the Risk Factors beginning on page 10 of our annual report on Form 10-K for the year ended December 31, 2012.  We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

2012 Was a DEFINING YEAR for Mack-Cali Two prongs of real estate and capital allocation Strategic diversification into multi-family residential, acquired Roseland Property Company–the Northeast’s premier luxury multi-family developer, owner, and manager Mack-Cali continues to be the office landlord of choice in the markets in which we operate, attracting and retaining high-credit quality tenants

Strategic Benefits–Multi-Family Diversification Qualitative Positions Mack-Cali as a premier owner of multi-family, as well as office properties in Northeast markets Mack-Cali’s public market access enhances and provides flexibility to grow the Roseland multi-family platform Enhances recognized, dominant brand in the marketplace featuring leading market share in core markets Growth potential in the multi-family sector as opportunities outpace those in the office sector Greater desirability for luxury, well-amenitized, urbanized multi-family product (renters by choice) More stability – historically less cyclical volatility in multi-family Quantitative Selling non-core assets and reinvesting into high quality multi-family assets Identified pipeline of new development within Roseland Developing untapped repurposing opportunities within Mack-Cali portfolio Path to value creation with achievable development yields significantly higher than present market cap rates

2012-2013 Property Sales 2012   Moorestown Corporate Center 224, 228, and 232 Strawbridge Drive Moorestown, NJ November 222,258 sf Price: $19.9M  Mack-Cali Montvale I 95 Chestnut Ridge Road Montvale, NJ July 47,700 sf Price: $4.2M  2013 (through May)  51 Imclone Drive Branchburg, NJ May 63,213 sf Price: $6.2M  16 and 18 Sentry Park West Blue Bell, PA May 93,093 and 95,010 sf respectively Price: $19.3M  777 Passaic Avenue Clifton, NJ May 75,000 sf Price: $5.8M  Mack-Cali Airport Little Ferry, NJ May 286,628 sf Price: $32.3M    19 Skyline Drive Mid-Westchester Executive Park Hawthorne, NY April 248,400 sf Price: $17.5M  55 Corporate Drive Bridgewater, NJ April 204,057 sf Price: $72.3M  One Jefferson Road The Center of Morris County Parsippany, NJ January 100,010 sf Price: $33M

Mack-Cali Realty Corporation—At-a-Glance One of the largest REITs 273 properties located in the Northeast 30.5 million square feet 264 class A office and office/flex properties Nine operating luxury multi-family properties; over 3,000 units Land bank to develop approximately 10 million square feet of commercial office space, 5,967 apartments, and a 321-key hotel Over 2,000 high-credit quality office tenants from diverse industries Experienced, committed management team Strong financial position and conservative capital structure Operating in the Northeast for over 60 years Complete platform with full array of office and multi-family expertise * Data current as of May 31, 2013

Strategy Long-term office leases with high-credit quality tenants Continue capital allocation and strategic diversification into the multi-family residential sector Dominant player in high barrier-to-entry markets in the Northeast and Mid-Atlantic regions Conservative financial policies Strong balance sheet: Moderate leverage Ample liquidity Financial flexibility RiversEdge at Port Imperial Weehawken, NJ

Premier Office Properties and Multi-Family Communities in Key Northeast and Mid-Atlantic Markets Marbella, Jersey City, NJ Multi-Family Community 11 Martine Avenue Westchester Financial Center  White Plains, NY Office Property Mack-Cali Centre IV 61 South Paramus Road, Paramus, NJ Office Property Alterra at Overlook Ridge, Revere/Malden, MA Multi-Family Community

Dominant Player in Northeast Holdings from Washington, D.C. to Boston High quality properties in high barrier-to-entry markets Scarce land/limited new construction Attractive land bank  Premier locations, including the Jersey City Waterfront and other transit-oriented locations This map represents Mack-Cali's holdings today. You can expect to see a much different composition of properties on this map in the future as we continue to act on our strategy–one where some of the non-core office assets will be replaced by the stable, higher growth and recession-resistant multi-family asset class.

Let’s Delve into the 2012 Roseland Transaction Roseland Properties, L.L.C. Acquired the real estate development and management businesses of Roseland in October 2012 for approximately $134.6 million A premier multi-family residential community owner, developer, and operator in Northeast Acquired interests in: Six operating multi-family properties totaling 1,769 units One condo-residential property totaling three units and four commercial properties totaling 212,000 square feet 13 in-process development projects, including: Nine multi-family properties totaling 2,149 units Two garages totaling 1,591 parking spaces Two retail properties totaling 35,400 square feet Interests or options in land parcels which may support: 5,980 apartments 736,000 square feet of commercial space A 321-key hotel Roseland management to remain intact Marshall Tycher, Brad Klatt, and Carl Goldberg serve as co-presidents Mitchell E. Hersh serves as chairman and chief executive officer of Roseland Management Services, L.P.

Preferred Provider of Office Space and  Multi-Family Properties Exceptional properties “Tenants First” philosophy/long-term tenant relationships Attentive, on-site property management Sustainability Environmentally friendly materials and practices Green tenant fit-outs ENERGY STAR designations Recycling Energy efficiency LEED-EB certifications and more in process Advantage Program Business products and services Tenant discounts Sporting events, entertainment, shopping, and more Telecom and video services regularly brought to the properties Wi-Fi in buildings’ common areas 1400 L Street, NW, Washington, DC

Commercial Projects Under Development

Wyndham Worldwide Corporate Headquarters
Mack-Cali Business Campus
Parsippany, NJ

- Three-story, approximately 203,000-sf class A office build-to-suit building pre-leased for over 15 years
- Adjacent to the 250,000-sf corporate headquarters building Mack-Cali developed for Wyndham in 2009
- Built on land owned at Mack-Cali Business Campus
- Expected completion second quarter 2013
- Broadens long-term relationship and deploys developable land




14 Sylvan Way, Mack-Cali Business Campus
Parsippany, NJ

Long-Term Land Lease to Wegmans Food Markets, Inc.
Sylvan Way and Ridgedale Avenue
Hanover Township, NJ

- Ground lease to accommodate an approximately 140,000-square-foot, full-scale supermarket on a finished pad
- Work underway on pad, including infrastructure and transportation-related work
- Deploys a strategically located land site in a diverse manner


NORTH ELEVATION

Rendering of Wegmans, Mack-Cali Business Campus
Hanover Township, NJ

Multi-Family Projects Under Development RiverParc at Port Imperial, Weehawken, NJ In joint venture with The Prudential Insurance Company of America. RiverParc is a 10-story, 280-unit luxury multi-family community. The Highlands at Overlook Ridge, Malden, MA In joint venture with a fund advised by UBS Global Asset Management. This 371-unit luxury apartment development will be the latest addition to the Overlook Ridge master planned community. Portside at Pier One, East Boston, MA   Joint venture with The Prudential Insurance Company. Built as part of the planned mixed-use community on the East Boston Waterfront, features 176 units in a five-story building adjacent to the pier. RiverTrace at Port Imperial, West New York, NJ In joint venture with a fund advised by UBS Global Asset Management.  This 316-unit luxury apartment development will be the latest addition to the Port Imperial master planned community. Financial Summary Institutional investors are providing the majority of the equity. Mack-Cali to retain equity interest and earn development and management fees.

Approved Multi-Family Development Project in Construction Drawing Phase Project known as Harborside URL™ (Urban Ready Living™) Jersey City Waterfront Luxury Multi-Family Rental Tower Joint venture with Ironstate Development Corporation Phase 1: 69-story tower built on a parking and retail pedestal 763 apartment units Contemporary design, on-site amenities, breathtaking views,  and ideal transportation access Anticipated first quarter 2016 completion of Phase 1  Harborside URL™ Jersey City, NJ

Mack-Cali’s Sustainability Efforts Mack-Cali recycles over 35 tons of materials, which are diverted from landfills, each year.  - Paper - Plastics - Newspapers - Computer monitors - Batteries - Lightbulbs - Energy-efficient lighting and controls  - Replace inefficient lighting fixtures with more energy efficient fixtures  - HVAC PM Scheduling  - Building improvements to reduce overall consumption - Water conserving plumbing fixtures  - Hot water heaters made more efficient  - Energy efficient fountains - Energy management and accountability systems  - Employee and tenant training in best practices  - Green tenant fit-outs  - Green cleaning products

Mack-Cali’s Achievements in Sustainability LEED EB:OM Silver Certification  105 Eisenhower Parkway Eisenhower/280 Corporate Center Roseland, NJ  8 Campus Drive  Mack-Cali Business Campus Parsippany, NJ  Liberty Corner Corporate Center 106 Allen Road Basking Ridge, NJ  125 Broad Street New York, NY Mack-Cali owns more ENERGY STAR certified buildings in New Jersey than its competitors.  Only commercial buildings in the top 25% of facilities in the nation for energy efficiency may qualify for this rating.  Per www.energystar.gov  as of 12/31/2012. Mack-Cali’s properties regularly receive awards from BOMA recognizing achievements in sustainability.  - TOBY Earth Awards  Energy Reduction Awards

2013 Multi-Family Acquisitions  Alterra at Overlook Ridge 1A and 1B  Luxury multi-family properties contain 722 rental units in the master planned community of Overlook Ridge in Revere and Malden, Massachusetts. Acquired Alterra 1A in January and 1B in April. Crystal House  Acquired in joint venture with UBS in March, an 828-unit community in Arlington, Virginia,  along with a development site. Alterra at Overlook Ridge 1A, Revere, MA Crystal House, Arlington, VA

Committed to Maintaining Conservative Financial Profile Investment-grade ratings Strong BBB objective Strong balance sheet High percentage of unencumbered assets Ample availability on credit facility Moderate leverage and strong coverage ratios Manageable upcoming term debt maturities

Recent Financing Activity  2013 Financing Transactions Completed the sale of $275 million of 3.15 percent senior unsecured notes due May 2023 2012 Financing Transactions Completed the sale of $250 million of 2.50 percent senior unsecured 5 year notes due 2017 Completed the sale of $300 million of 4.50 percent senior unsecured 10 year notes due April 2022  Early redemption of $94.9 million of 6.15 percent notes due December 2012 and $26.1 million of 5.82 percent notes due March 2013

Maintains Conservative Financial Ratios Total market equity $2.9 billion Total debt $2.3 billion Total market capitalization $5.2 billion Unencumbered sf 80.7%  Debt-to-undepreciated assets 38.1% Interest coverage 3.1x Fixed charge coverage 2.7x * Data current as of March 31, 2013

Impressive Long-Term Investment Total return since Mack-Cali IPO (8/31/94 through 3/31/13). Sources: Company data; S&P. 500.8% 369.2% 0% 50% 100% 150% 200% 250% 300% 350% 400% 450% 500% 550% Mack-Cali S&P 500

Summary Complete platform with full array of office and multi-family expertise Strategic diversification into the multi-family residential sector Sale of non-core assets and reinvesting in high quality multi-family operating assets and development opportunities Strong portfolio performance Solid leasing results and dominant market presence in high barrier-to-entry markets High-quality office assets with strong tenant roster Exceptionally well-leased, premier luxury multi-family communities  Continued strong financial measures Commitment to solid investment grade ratings Stable cash flow

Roseland Summary Metrics

Roseland Summary Metrics

REITWeek 2013 June 2013